Exhibit 99.1

CARDINAL FINANCIAL CORPORATION KBW Community Bank Investors’ Conference August, 2011

| 2 Forward-Looking Statements Statements contained in this presentation which are not historical facts are forward-looking statements as that item is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from estimated results. For an explanation of the risks and uncertainties associated with forward-looking statements, please refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 and other reports filed and furnished to the Securities and Exchange Commission.

Company Profile Financial holding company founded in 1998 Total assets of $2.16 billion at June 30, 2011 Traded on the NASDAQ: CFNL Headquartered in Fairfax County, VA Serves the Washington Metropolitan Region through its wholly-owned subsidiaries Raised $32 million common equity in May 2009 ($7.75 per share) | 3

Our Operating Philosophy: Aggressive on Sales, CONSERVATIVE ON RISK

Management Team Industry Experience Years in Market Bernard Clineburg Chairman & CEO 40 years 40 Chris Bergstrom EVP, CCO/CRO 29 years 21 Alice Frazier EVP, COO 23 years 20 Dennis Griffith EVP, Chief Lending Officer 37 years 37 Kevin Reynolds EVP, Director of Sales 29 years 29 Mark Wendel EVP, CFO 29 years 5 | 5

Investment Summary Well-positioned for growth & opportunities Strong, experienced management team Franchise value in premier market Resilient local economy and job market Excellent credit quality Diversified loan portfolio Attractive valuation Shareholder-focused Increased dividend | 6

Financial Highlights 2Q2011 2Q2010 % Change Net Income $5.9 million $4.7 million 25.4% EPS $0.20 $0.16 24.2% Assets $2.16 billion $2.07 billion 4.5% Loans $1.42 billion $1.31 billion 8.8% Deposits $1.45 billion $1.35 billion 7.3% | 7

Home to 18 Fortune 500 Companies 3 Major Airports 60% of the US and Canadian economies within a 2 hour flight from Greater Washington #1 US City and #2 Global City for Real Estate Investment Top 20 venture capital firms have $17 billion invested in region Greater Washington Region Business Demographics Source: Greater Washington Initiative | 8

Nation’s wealthiest region Median Household Income of $85,824 Fairfax and Loudoun Counties ranked in “Top 10” in US Most highly educated workforce in US 47% of workforce has bachelor’s degree 21% of workforce has advanced degree More than 50 colleges and universities 27 of the Region’s High Schools ranked in Nation’s Top 200 * | 9 Source: Greater Washington Initiative, *Newsweek’ “America’s Best High Schools 2010” Greater Washington Region Consumer Demographics

2010 Structure of the Greater Washington Economy 5th largest economy in US 2009 Gross Regional Product equal to $443 billion Unemployment Rate consistently below national average 2nd largest employer of technology workers in US Largest number of Inc. “500 Fastest-Growing Companies” (48) for 13 consecutive years #1 in US in growth of Professional and Business Services jobs 21% of region’s jobs in the professional and business sectors Top Performing Metro Area, and 6th “Best Performing City” overall ranked by Milken Institute 2010 Report. Sources: GMU Center for Regional Analysis, Greater Washington Initiative | 10

Source: GMU Center for Regional Analysis | 11 Unemployment Rate

Last Bank Standing? Local Target Acquirer Assets (000s) Branches Year Chevy Chase Bank Capital One (Converted 10/2010) $16,022,456 250 2009 Provident M&T (Converted 2009) $6,568,546 63 2009 Wachovia Wells $760,558,000 152 2008 Mercantile / MD PNC $17,007,000 240 2007 James Monroe Bank Mercantile / MD $544,871 6 2006 Community Bank Mercantile / MD $879,919 14 2005 Riggs Bank PNC / PA $5,899,713 48 2005 Southern Financial Provident / MD $1,106,906 28 2004 Sequoia United / WV $523,800 12 2003 First Virginia BB&T / NC $11,227,587 364 2003 F&M / MD Mercantile / MD $2,094,986 49 2003 F&M / VA BB&T / NC $3,568,780 163 2001 Crestar SunTrust / GA $26,161,173 396 1998 Franklin National BB&T / NC $507,079 9 1998 George Mason United / WV $963,293 22 1998 Central Fidelity Wachovia / NC $10,569,656 244 1998 Signet Bank Wachovia / NC $11,852,901 230 1997 Total Consolidation $876,056,666 2,290 | 12

Our Markets Region Median Household Income 20101 Projected Population Increase 2010 – 20151 Total Population 2010 (Actual) 1 Current Cardinal Branches Fairfax County, VA $107,576 7.37% 1,041,236 11 Loudoun County, VA $114,367 18.33% 308,819 4 Prince William County, VA $86,208 7.32% 387,988 3 Arlington County, VA $85,453 8.33% 215,842 4 Alexandria County, VA $74,558 7.55% 145,210 1 Montgomery County , MD $89,965 3.78% 963,092 1 Washington, DC $51,218 2.78% 600,671 1* Stafford/Fredericksburg, VA $87,121 6.61% 151,172 2 | 13 1Source: SNL Financial * Additional Cardinal Branch planned in 2011

| 14 Banking & Mortgage Centers

Cardinal Financial Corporation Product Mix Credit Quality Customer Profile | 15

Quality Annual Growth | 16 CAGR* Loans: 13.15% Deposits: 4.98% Total Assets: 6.44% * From 6/30/2006 through 6/30/2011

Asset Growth Comparison 1Q 2010 to 1Q 2011 Source: SNL Financial Complete Listing of Peer Group Used in Appendix | 17

Loan Growth Comparison 1Q 2010 to 1Q 2011 Source: SNL Financial Complete Listing of Peer Group Used in Appendix | 18

Loan Portfolio Mix As of 3/31/11 Target | 19

Commercial Real Estate Portfolio | 20 As of 3/31/11

Commercial Real Estate Portfolio: Special Purpose | 21 As of 3/31/11

Non-Performing Assets / Assets Source: SNL Financial Complete Listing of Peer Group Used in Appendix | 22

Credit Quality Ranking

CARDINAL

National Peers		NPAs / Assets (%) Q1 2011
Arrow Financial Corporation	NY	0.22
ESB Financial Corporation	PA	0.50
Cardinal Financial Corporation	VA	0.51
Farmers & Merchants Bancorp	CA	0.64
Rockville Financial, Inc.	CT	0.72
First Community Bancshares, Inc.	VA	1.04
S.Y. Bancorp, Inc.	KY	1.11
German American Bancorp, Inc.	IN	1.25
Eagle Bancorp, Inc.	MD	1.68
Parkvale Financial Corporation	PA	2.00
QCR Holdings, Inc.	IL	2.03
Peoples Bancorp Inc.	OH	2.04
Univest Corporation of Pennsylvania	PA	2.15
First California Financial Group, Inc.	CA	2.33
First Defiance Financial Corp.	OH	2.43
BNC Bancorp	NC	2.59
Meridian Interstate Bancorp, Inc. (MHC)	MA	2.96
TriCo Bancshares	CA	3.27
CenterState Banks, Inc.	FL	3.70
NewBridge Bancorp	NC	3.86
Intervest Bancshares Corporation	NY	4.00
Seacoast Banking Corporation of Florida	FL	4.34
Fidelity Southern Corporation	GA	4.39
Yadkin Valley Financial Corporation	NC	4.43
Farmers Capital Bank Corporation	KY	4.67
Guaranty Bancorp	CO	5.33
Waterstone Financial, Inc. (MHC)	WI	8.24
United Community Financial Corp.	OH	8.92
BancTrust Financial Group, Inc.	AL	8.93
Old Second Bancorp, Inc.	IL	12.55
FNB United Corp.	NC	19.70
Roma Financial Corporation (MHC)	NJ	NA

Regional Peers		NPAs / Assets (%) Q1 2011
Cardinal Financial Corporation	VA	0.51
Burke & Herbert Bank & Trust Company	VA	0.57
Carter Bank & Trust	VA	0.80
American National Bankshares Inc.	VA	0.82
First Community Bancshares, Inc.	VA	1.04
National Bankshares, Inc.	VA	1.07
Monarch Financial Holdings, Inc.	VA	1.26
Eagle Bancorp, Inc.	MD	1.68
StellarOne Corporation	VA	1.81
C&F Financial Corporation	VA	2.18
Sandy Spring Bancorp, Inc.	MD	2.31
TowneBank	VA	2.39
Tri-County Financial Corporation	MD	2.54
Virginia Commerce Bancorp, Inc.	VA	2.64
Union First Market Bankshares Corporation	VA	2.94
Eastern Virginia Bankshares, Inc.	VA	3.50
Valley Financial Corporation	VA	3.73
First United Corporation	MD	3.76
Franklin Financial Corporation	VA	3.77
Old Point Financial Corporation	VA	3.87
Middleburg Financial Corporation	VA	3.88
Community Bankers Trust Corporation	VA	4.57
Shore Bancshares, Inc.	MD	5.22
First Mariner Bancorp	MD	6.02
Severn Bancorp, Inc.	MD	6.60
Hampton Roads Bankshares, Inc.	VA	9.91
Commonwealth Bankshares, Inc.	VA	14.99

Source: SNL Financial

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Deposit Growth Comparison 1Q 2010 to 1Q 2011 Source: SNL Financial Complete Listing of Peer Group Used in Appendix | 24

Historical Deposit Mix | 25

Cardinal is Well Capitalized | 26 Average Tang. Equity/Tang. Assets - Banks $1.75-2.25 Billion in assets as of 3/31/11

Net Interest Margin | 27

Non-Interest Revenue | 28

Cardinal Financial Corporation 2011 Initiatives: Profitability Growth Acquisition | 29

Profitability Goals 2009 Actual 2010 Actual 2011 Goal 2011 To Date Net Interest Margin 2.94% 3.68% 3.75% 3.75% Return on Assets 0.57% 0.92% 1.00% 1.08% Return on Equity 5.53% 8.44% 10.00% 9.59% Efficiency Ratio 70.95% 61.67% 60% 61.68% | 30

Organic Growth Strategy Capitalize on current market conditions and bank consolidation Penetrate our existing markets and further improve our branch positioning, expansion in key markets Implement expanded e-Commerce Strategy Increase targeted customer cross-sell penetration Continue to recruit experienced bankers | 31

| 32 Future Branch Expansion

Acquisition Strategy Banking Highly Disciplined Approach Strong Local Market Leadership Accretive to Earnings & Capital Markets with Growth Potential Non-Banking Focus on Complementary Product Line Offerings | 33

Cardinal Financial Corporation Stock Valuation | 34

Stock Profile CFNL (NASDAQ) Share Price (7/25/2011) $11.33 52 Week Range $8.56 - $12.15 Shares Outstanding 28,932,000 Market Capitalization $327.8 million Average Daily Volume 77,292 Price (7/25/11) / Book (6/30/11) 138.0 Price (7/25/11) / Tangible Book (6/30/11) 149.5 | 35

CARDINAL FINANCIAL CORPORATION KBW Community Bank Investors’ Conference August, 2011

Company Name	State	Total Assets Q1 2011
American National Bankshares Inc.	VA	$ 845,238.00
Burke & Herbert Bank & Trust Company	VA	$ 2,318,149.00
C&F Financial Corporation	VA	$ 907,001.00
Cardinal Financial Corporation	VA	$ 2,060,043.00
Carter Bank & Trust	VA	$ 3,732,407.00
Commonwealth Bankshares, Inc.	VA	$ 1,032,341.00
Community Bankers Trust Corporation	VA	$ 1,085,493.00
Eagle Bancorp, Inc.	MD	$ 2,186,268.00
Eastern Virginia Bankshares, Inc.	VA	$ 1,082,121.00
First Community Bancshares, Inc.	VA	$ 2,240,980.00
First Mariner Bancorp	MD	$ 1,265,980.00
First United Corporation	MD	$ 1,516,551.00
Franklin Financial Corporation	VA	$ 1,249,952.00
Hampton Roads Bankshares, Inc.	VA	$ 2,717,383.00
Middleburg Financial Corporation	VA	$ 1,084,289.00
Monarch Financial Holdings, Inc.	VA	$ 801,308.00
National Bankshares, Inc.	VA	$ 1,026,558.00
Old Point Financial Corporation	VA	$ 862,244.00
Sandy Spring Bancorp, Inc.	MD	$ 3,549,533.00
Severn Bancorp, Inc.	MD	$ 967,736.00
Shore Bancshares, Inc.	MD	$ 1,131,334.00
StellarOne Corporation	VA	$ 2,898,396.00
TowneBank	VA	$ 3,973,354.00
Tri-County Financial Corporation	MD	$ 871,883.00
Union First Market Bankshares Corporation	VA	$ 3,812,700.00
Valley Financial Corporation	VA	$ 799,403.00
Virginia Commerce Bancorp, Inc.	VA	$ 2,783,633.00

CARDINAL

Appendix A: Regional Peer Group

Source: SNL Financial

Includes VA/MD/DC Banks with Assets between $750m and $4b

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Company Name	State	Total Assets Q1 2011
Arrow Financial Corporation	NY	$ 1,978,404.00
BancTrust Financial Group, Inc.	AL	$ 2,184,760.00
BNC Bancorp	NC	$ 2,157,280.00
Cardinal Financial Corporation	**VA**	**$ 2,060,043.00**
CenterState Banks, Inc.	FL	$ 2,225,511.00
Eagle Bancorp, Inc.	MD	$ 2,186,268.00
ESB Financial Corporation	PA	$ 1,924,754.00
Farmers & Merchants Bancorp	CA	$ 1,861,162.00
Farmers Capital Bank Corporation	KY	$ 1,967,688.00
Fidelity Southern Corporation	GA	$ 1,998,599.00
First California Financial Group, Inc.	CA	$ 1,830,433.00
First Community Bancshares, Inc.	VA	$ 2,240,980.00
First Defiance Financial Corp.	OH	$ 2,061,952.00
FNB United Corp.	NC	$ 1,827,940.00
German American Bancorp, Inc.	IN	$ 1,761,639.00
Guaranty Bancorp	CO	$ 1,834,457.00
Intervest Bancshares Corporation	NY	$ 2,014,125.00
Meridian Interstate Bancorp, Inc. (MHC)	MA	$ 1,900,680.00
NewBridge Bancorp	NC	$ 1,781,653.00
Old Second Bancorp, Inc.	IL	$ 2,115,406.00
Parkvale Financial Corporation	PA	$ 1,801,292.00
Peoples Bancorp Inc.	OH	$ 1,801,590.00
QCR Holdings, Inc.	IL	$ 1,873,694.00
Rockville Financial, Inc.	CT	$ 1,899,826.00
Roma Financial Corporation (MHC)	NJ	$ 1,853,201.00
S.Y. Bancorp, Inc.	KY	$ 1,919,323.00
Seacoast Banking Corporation of Florida	FL	$ 2,081,319.00
TriCo Bancshares	CA	$ 2,195,738.00
United Community Financial Corp.	OH	$ 2,115,080.00
Univest Corporation of Pennsylvania	PA	$ 2,108,579.00
Waterstone Financial, Inc. (MHC)	WI	$ 1,761,026.00
Yadkin Valley Financial Corporation	NC	$ 2,230,891.00

CARDINAL

Appendix B: National Peer Group

Source: SNL Financial

Includes Banks with Assets between $1.75b and $2.25b

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